SCHEDULE 14A(RULE 14A-101)INFORMATION REQUIRED IN PROXY STATEMENTSCHEDULE 14A INFORMATIONPROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIESEXCHANGE ACT OF 1934 (AMENDMENT NO.;;;)

Filed by the Registrant [X]Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] [;;;] [;;;] [;;;] [;;;]	;;

Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to Rule 14a-12

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] [;;;]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:_________________________ Aggregate number of securities to which transaction applies:________________________ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________ Proposed maximum aggregate value of transaction:_______________________________ Total fee paid:___________________________________________________________

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Fee previously paid with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Amount previously paid:____________________________ Form, schedule or registration statement no.:____________ Filing party:______________________________________ Date filed:_______________________________________

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August 21, 2008

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Via EDGAR

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Securities and Exchange Commission

Attn: Division of Investment Management

100 F. Street, N.E.

Washington, D.C. 20549

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Re: American National Investment Accounts, Inc.

File No. 811-06155

Preliminary Proxy Materials

Accession Number 0000867050-08-000010;

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Ladies and Gentlemen:

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We hereby request that the preliminary proxy materials filed August 13, 2008 for the above-referenced investment company be withdrawn. The filing was made in error and should be disregarded.

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Sincerely,

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/s/ Teresa E. Axelson

Vice President, Secretary and Chief Compliance Officer

American National Investment Accounts, Inc.